--------------------------------------------------------------------------------
                       Office of the United States Trustee
                                  Exhibit 99.2
--------------------------------------------------------------------------------


------------------------------------       -------------------------------------
In re:                                     DEBTOR IN POSSESSION OPERATING REPORT
USA BIOMASS CORPORATION, INC.              -------------------------------------
                                           Report Number: 11         Page 1 of 3
                                                          --
                            Debtor.        For the period FROM: October 1 , 2001
                                           -------------------------------------
                                                            TO: October 31, 2001
------------------------------------       -------------------------------------
Chapter 11 Case No: LA 00-44126 ES
--------------------------------------------------------------------------------

1.   Profit and Loss Statement (ACCRUAL BASIS ONLY   ($000's))
     A.  Related to Business Operations:
         Gross Sales                                                       See Attached
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)         --------------------
              Net Sales                                                                        --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost                                      --------------------
         Add: Purchases                                                   --------------------
         Less: Ending Inventory at Cost                                   --------------------
              Cost of Goods Sold                                                               --------------------
                  Gross Profit                                                                                      ----------------
                  Other Operating Revenues (Specify)                                                                ----------------
         Less: Operating Expenses:
         Officer Compensation                                             --------------------
         Salaries and Wages - Other Employees                             --------------------
              Total Salaries and Wages                                                         --------------------
              Employee Benefits and Pensions                                                   --------------------
         Payroll Taxes                                                    --------------------
         Real Estate Taxes                                                --------------------
         Federal and State Income Taxes                                   --------------------
              Total Taxes                                                                      --------------------
         Rent and Lease Exp. (Real Property and Personal Property)        --------------------
         Interest Expense (Mortgage, Loan, etc.)                          --------------------
         Insurance                                                        --------------------
         Automobile Expense                                               --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)             --------------------
         Depreciation and Amortization                                    --------------------
         Repairs and Maintenance                                          --------------------
         Advertising    (In cost of sales)                                --------------------
         Supplies, Office Expenses, Photocopies, etc.                     --------------------
         Bad Debts                                                        --------------------
         Miscellaneous Operating Expenses (Specify)                       --------------------
              Total Operating Expenses                                                         --------------------
                  Net Gain/Loss from Business Operations                                                            ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income                                                                  --------------------
              Other Non-Operating Revenues (Specify)                                           --------------------
              Gross Proceeds on Sale of Assets                            --------------------
              Less: Original Cost of Assets plus Expenses of Sale         --------------------
                  Net Gain/Loss of Sale of Assets                                              --------------------
              Total Non-Operating Income   Sales Tax Refund                                                         ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7                            --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc                                 --------------------
              Total Non-Operating Expenses                                                                          ----------------
     NET INCOME / LOSS FOR PERIOD                                                                                   ----------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO:  11           Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------
         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $See attachment        $See attachment
                                      ----------------       -------------------


3.       State of Status of Payments to Secured Creditors and Lessors:


                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due      Number    Amount


          See attachment                                         None
          ----------------------------------------------------------------------


         *Explanation for Non-Payment:  Per Stipulation with Volvo an extra
                                        ----------------------------------------
          half payment was made in October and three past due payments were made
          ----------------------------------------------------------------------
          on an Assoc lease
          ----------------------------------------------------------------------

4.       Tax Liability:
                    Gross Payroll Expense for Period:           $ See attachment
                                                                  --------------
                    Gross Sales for Period Subject to Sales Tax $ 0.00
                                                                  --------------


                                                                   Post-Petition
                                                                     taxes Still
                                           Date Paid   Amount Paid*     Owing
                                           ---------   ------------     -----

  Federal Payroll and Withholding Taxes            See attachment See attachment
                                                   -------------- --------------
  State Payroll and Withholding Taxes              See attachment See attachment
                                                   -------------- --------------
  State Sales and Use Taxes                 None
                                            ----
  Real Property Taxes*****                         See attachment
                                                   --------------


     ****Includes personal property tax    * Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made.


5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE          ATTACHMENT
                                                  ---          ----------
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO:  11           Page 3 of 3
--------------------------------------------------------------------------------


6.       Questions:


         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?


                   Yes     Explain:
               ---                 ---------------------------------------------
               [X] No
               ---                 ---------------------------------------------


         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


                   Yes     Explain:
               ---                 ---------------------------------------------
               [X] No
               ---                 ---------------------------------------------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts ONLY)


                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
   Irell & Manella LLP                Attorney                  See attachment
--------------------------------------------------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)


9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         December 2000       $398,138.50       $ 3,750.00           Feb 9, 2001     $ 3,750.00         1289            None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         March 2001          $2,413,400        $ 7,500.00           May 3, 2001     $ 7,500.00         1714            None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         June 2001           $2,906,005        $ 7,500.00           Oct 8, 2001     $ 7,500.00         2515            None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         Sept 2001           $3,628,778        $ 8,000.00          Nov 16, 2001     $ 8,000.00         2743            None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of
                --------------------------------
perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: November 28, 2001
       -----------------

                                                 /s/ Eugene W. Tidgewell
                                                 -------------------------------
                                                 Debtor in Possession or Trustee

                              USA BIOMASS CORPORATION
                                 PROFIT & LOSS
                                  OCTOBER 2001

                                                                     Oct 01
                                                                 --------------
      Ordinary Income/Expense
              Income
                  4000 - TRANSPORTATION                           1,126,683.04
                                                                 --------------
              Total Income                                        1,126,683.04

              Cost of Goods Sold
                  5005 - DAMAGE OUTSIDE VEHICLES                        788.00
                  5007 - DISPOSAL FEES                               14,099.77
                  5200 - DRIVER COST
                      5210 - DRIVER WAGES                           239,901.07
                      5220 - DRIVER PAYROLL TAXES                    18,759.53
                      5250 - DRIVER UNIFORMS                            273.81
                      5260 - DRUG TESTS                                 240.13
                      5270 - SAFETY MEETING                             238.35
                                                                 --------------
                  Total 5200 - DRIVER COST                          259,412.89

                  5300 - INSURANCE
                      5310 - MEDICAL                                 14,628.62
                      5320 - LIABILITY                               77,282.33
                      5330 - WORKERS' COMPENSATION                  103,880.80
                                                                 --------------
                  Total 5300 - INSURANCE                            195,791.75

                  5350 - GREENWASTE PAYROLL COSTS
                      5351 - WAGES                                   42,973.62
                      5352 - PAYROLL TAXES                            3,597.00
                                                                 --------------
                  Total 5350 - GREENWASTE PAYROLL COSTS              46,570.62

                  5410 - EQUIPMENT RENTAL                             2,048.00
                  5500 - FUEL                                       134,258.05
                  5600 - REGISTRATION                                20,446.00
                  5700 - REPAIR & MAINTENANCE
                      5710 - MECHANIC WAGES                          65,738.55
                      5715 - PAYROLL TAXES - MECHANIC                 4,941.86
                      5720 - TIRES                                   18,435.34
                      5725 - TIRE SERVICE                            21,892.67
                      5730 - TRUCK MAINTENANCE                       31,106.13
                      5735 - TRUCK REPAIR- PARTS                     35,722.64
                      5745 - TRAILER REPAIRS                          4,566.30
                      5750 - TRUCK WASH                               3,400.49
                      5700 - REPAIR & MAINTENANCE - Other             1,746.68
                                                                 --------------
                  Total 5700 - REPAIR & MAINTENANCE                 187,550.66

                  5850 - TICKET                                       3,015.00
                  5900 - TOWING                                         770.00
                                                                 --------------
              Total COGS                                            864,750.74
                                                                 --------------

          Gross Profit                                              261,932.30

              Expense
                  6005 - ADMINISTRATIVE EXPENSES                     12,233.42

                              USA BIOMASS CORPORATION
                                 PROFIT & LOSS
                                  OCTOBER 2001

                                                                     Oct 01
                                                                 --------------
                  6020 - AUTO EXPENSES
                      6021 - ALLOWANCE                                2,778.35
                      6022 - GAS & OIL                                  102.73
                      6020 - AUTO EXPENSES - Other                      238.23
                                                                 --------------
                  Total 6020 - AUTO EXPENSES                          3,119.31

                  6050 - BANK CHARGES                                 1,290.35
                  6110 - CORPORATE ALLOCATION                             0.00
                  6200 - DUES AND SUBSCRIPTIONS                       1,148.89
                  6250 - EXPENSE REIMBURSEMENT                          144.99
                  6500 - PROFESSIONIAL FEES                           2,742.83
                  6501 - POST PETITION LEGAL FEES                    78,276.34
                  6510 - MAINTENANCE                                    874.20
                  6530 - MEDICAL INSURANCE                               -5.16
                  6540 - MISCELLANEOUS                                  401.25
                  6550 - OFFICE FORMS                                  -298.79
                  6560 - OFFICE MAINTENANCE                           1,517.20
                  6570 - OFFICE SUPPLIES                              2,997.60
                  6580 - OFFICE WAGES                                47,597.08
                  6585 - PAYROLL TAXES - OFFICE                       2,535.13
                  6700 - PERMITS                                         39.08
                  6710 - POSTAGE & DELIVERY                           1,681.15
                  6730 - PROPERTY TAXES                               7,283.00
                  6740 - SECURITY WAGES                               1,380.00
                  6745 - PAYROLL TAXES - SECURITY                       104.31
                  6750 - SUPERVISORS                                 18,105.14
                  6755 - PAYROLL TAXES - SUPERVISORS                  1,385.06
                  6756 - RENT                                        13,783.19
                  6850 - TRAVEL & ENTERTAINMENT
                      6853 - MEALS                                      384.90
                                                                 --------------
                  Total 6850 - TRAVEL & ENTERTAINMENT                   384.90

                  6900 - UTILITIES
                      6920 - ELECTRIC                                 1,711.58
                      6940 - TELEPHONE                               24,045.43
                      6950 - WATER                                      847.86
                      6960 - WASTE                                    1,076.71
                      6970 - PEST CONTROL                                45.00
                      6900 - UTILITIES - Other                          138.60
                                                                 --------------
                  Total 6900 - UTILITIES                             27,865.18

                  6999 - UNCATEGORIZED EXPENSES                           0.00
                                                                 --------------
              Total Expense                                         226,585.65
                                                                 --------------

      Net Ordinary Income                                            35,346.65

      Other Income/Expense
          Other Income
              7000 - OTHER INCOME
                  7020 - RENTAL INCOME                                1,174.18
                                                                 --------------

                              USA BIOMASS CORPORATION
                                 PROFIT & LOSS
                                  OCTOBER 2001

                                                                     Oct 01
                                                                 --------------
              Total 7000 - OTHER INCOME                               1,174.18
                                                                 --------------

          Total Other Income                                          1,174.18

          Other Expense
              8500 - DEBT SERVICE
                  8515 - BANCO POPULAR LOC                            2,524.79
                  8516 - BANCO POPULAR MTG                            8,098.00
                  8518 - CASE CREDIT CORPORATION                     12,624.19
                  8520 - CIT                                          7,783.44
                  8530 - GE CAPITAL FLEET SERVICES                      952.81
                  8540 - GENERAL MOTORS ACCEPTANCE                      892.78
                  8545 - INTERNAL REVENUE SERVICE                     1,800.00
                  8550 - LEE FINANCIAL SERVICES                      18,540.60
                  8555 - PROVIDENT BANK LOC                           1,000.00
                  8560 - THE ASSOCIATES                             127,741.43
                  8570 - SUNSET                                       8,900.00
                  8580 - VOLVO COMMERCIAL FINANCE                    37,343.04
                  8500 - DEBT SERVICE - Other                             0.00
                                                                 --------------
              Total 8500 - DEBT SERVICE                             228,201.08
                                                                 --------------

          Total Other Expense                                       228,201.08
                                                                 --------------

      Net Other Income                                             -227,026.90
                                                                 --------------

Net Income                                                         -191,680.25
                                                                 ==============

                             USA BIOMASS CORPORATION
                                A/P Aging Summary
                             As of October 31, 2001


                                                  Current        1 - 30        31 - 60       61 - 90        > 90           TOTAL
                                                ------------   ------------   -----------   ----------   ------------   ------------
"Y" TIRE SALES                                    15,573.84       2,178.44          0.00         0.00           0.00      17,752.28
@ROAD, Inc.                                        5,781.00       5,514.00          0.00         0.00           0.00      11,295.00
A-1 COAST TEMP SERVICE                                75.60           0.00          0.00         0.00           0.00          75.60
AIRBORNE EXPRESS                                     100.45           0.00          0.00         0.00           0.00         100.45
AMCOM INSURANCE SERVICES, Inc.                    71,712.60           0.00          0.00         0.00           0.00      71,712.60
AMERIPRIDE UNIFORMS, Inc.                            509.45         130.52          0.00         0.00           0.00         639.97
ANDRIENI & COMPANY                                     0.00           0.00        157.00         0.00           0.00         157.00
ARROWHEAD MOUNTAIN SPRING WATER                      150.32           0.00          0.00         0.00           0.00         150.32
BANCO POPULAR                                      2,524.79           0.00          0.00         0.00           0.00       2,524.79
BETTS TRUCK PARTS                                  5,045.01         723.53          0.00         0.00           0.00       5,768.54
BURRTEC MID VALLEY                                     0.00      11,899.77          0.00         0.00           0.00      11,899.77
C & R TIRES & SERVICES, Inc.                           0.00         667.94          0.00         0.00           0.00         667.94
CANAWILL CORP                                          0.00       6,521.80          0.00         0.00           0.00       6,521.80
CAPITAL ONE, F.S.B.                                  622.69           0.00          0.00         0.00           0.00         622.69
CASE CREDIT CORPORATION                                0.00       5,444.19          0.00         0.00           0.00       5,444.19
CGM SERVICES                                       1,350.00         937.50          0.00         0.00           0.00       2,287.50
CORPORATE EXPRESS                                    598.31           0.00          0.00         0.00           0.00         598.31
COSBY OIL COMPANY, Inc.                            3,051.51       3,076.59          0.00         0.00           0.00       6,128.10
DEPARTMENT OF MOTOR VEHICLES                           0.00       6,840.00          0.00         0.00           0.00       6,840.00
EAGLE RADIATOR SERVICE                                 0.00         175.00          0.00         0.00           0.00         175.00
EUGENE W. TIDGEWELL                                    0.00         591.12          0.00         0.00           0.00         591.12
FIVE STAR GAS AND GEAR                               158.10         153.00          0.00         0.00           0.00         311.10
FONTANA WATER COMPANY                                187.70         187.70          0.00         0.00           0.00         375.40
GEORGE R. FARQUAR                                      0.00           0.00          0.00         0.00       4,962.00       4,962.00
GREYSTONE HEALTH SCIENCES CORP                         0.00          14.00          0.00         0.00           0.00          14.00
HYDRAFORCE, Inc.                                   1,882.33           0.00          0.00         0.00           0.00       1,882.33
INTERSTATE FILTRATION SERVICES, Inc.                 281.58         679.24          0.00         0.00           0.00         960.82
IRELL & MANELLA LLP                               67,551.50      56,096.57     29,711.67    51,980.08     163,110.55     368,450.37
J.M. TRUCK TIRE SERVICE                              150.00           0.00          0.00         0.00           0.00         150.00
LEE FINANCIAL SERVICES                                 0.00       4,052.70          0.00         0.00           0.00       4,052.70
LEVENE,NEALE,BENDER,RANKIN & BRILL LLP            10,724.84       2,110.30      7,881.80     2,609.09       3,777.91      27,103.94
LITTLER MENDELSON, P.C.                            2,291.00           0.00      2,473.34       842.87       4,432.83      10,040.04
LOS ANGELES COUNTY TAX COLLECTOR                  10,162.31           0.00          0.00         0.00           0.00      10,162.31
MANHATTAN MEDICAL                                      0.00         130.13          0.00         0.00           0.00         130.13
NEXTEL COMMUNICATIONS -5                               0.00       7,401.17          0.00     7,888.57           0.00      15,289.74
NEXTEL COMMUNICATIONS -6                               0.00       1,348.94          0.00         0.00           0.00       1,348.94

                             USA BIOMASS CORPORATION
                                A/P Aging Summary
                             As of October 31, 2001


                                                  Current        1 - 30        31 - 60       61 - 90        > 90           TOTAL
                                                ------------   ------------   -----------   ----------   ------------   ------------
NORCAL/San Bernardino, Inc.                            0.00           0.00          0.00         0.00      48,636.30      48,636.30
NOVY INSURANCE SERVICES                                0.00      13,750.00          0.00         0.00           0.00      13,750.00
ORKIN EXTERMINATING                                   45.00           0.00          0.00         0.00           0.00          45.00
PACIFIC BELL                                         195.84           0.00          0.00         0.00           0.00         195.84
PERFORMANCE POWER SYSTEMS, Inc.                       18.00           0.00          0.00         0.00           0.00          18.00
PITNEY BOWES, Inc.86-8                                 0.00           0.00         20.52         0.00           0.00          20.52
PITNEY BOWES, Inc.88 6                                 0.00         -40.00          0.00         0.00           0.00         -40.00
PORTOSAN COMPANY                                      99.64           0.00          0.00         0.00           0.00          99.64
PRAXAIR                                               19.19           0.00          0.00         0.00           0.00          19.19
PRINTING SOLUTIONS                                     0.00           0.00          0.00         0.00        -282.42        -282.42
PROVIDENT BANK                                     1,000.00           0.00          0.00         0.00           0.00       1,000.00
QUAD SERVICE, Inc.                                   235.81           0.00          0.00         0.00           0.00         235.81
RAUL V. MARTINEZ                                   1,750.84           0.00          0.00         0.00           0.00       1,750.84
REG-A-CAR                                              0.00       1,070.00          0.00         0.00           0.00       1,070.00
SAN DIEGO WELDERS SUPPLY, Inc.                       845.63           0.00          0.00         0.00           0.00         845.63
SOUTHERN CALIFORNIA EDISON                             0.00       1,711.58          0.00         0.00           0.00       1,711.58
SWERTFEGER'S EQUIPMENT, Inc.                           0.00       2,000.00          0.00         0.00           0.00       2,000.00
TCI TIRE CENTERS, LLC                              2,126.48           0.00          0.00         0.00           0.00       2,126.48
TEAMSTERS LOCAL NO. 542                                0.00       1,364.00          0.00         0.00           0.00       1,364.00
TED JOHNSON PROPANE                                  209.69           0.00          0.00         0.00           0.00         209.69
THE ASSOCIATES Dallas                                  0.00       5,352.62          0.00         0.00           0.00       5,352.62
THE ASSOCIATES Illinois                                0.00      59,026.17          0.00         0.00           0.00      59,026.17
THE SOCO GROUP, Inc.                              41,755.39      33,937.74          0.00         0.00           0.00      75,693.13
U S HEALTHWORKS MEDICAL GROUP                        447.95           0.00          0.00         0.00           0.00         447.95
U.S. TRUSTEE                                           0.00       8,000.00          0.00         0.00           0.00       8,000.00
UNIVERSAL WASTE SYSTEMS, Inc.                         88.00           0.00          0.00         0.00           0.00          88.00
VERIZON Inglewood                                  2,831.03           0.00          0.00         0.00           0.00       2,831.03
VOLVO COMMERCIAL FINANCE                               0.00      25,264.35          0.00         0.00           0.00      25,264.35
WIRELESS EXCHANGE, Inc.                                0.00       5,049.80          0.00         0.00           0.00       5,049.80
                                                ------------   ------------   -----------   ----------   ------------   ------------
TOTAL                                            252,153.42     273,360.41     40,244.33    63,320.61     224,637.17     853,715.94
                                                ============   ============   ===========   ==========   ============   ============

                             USA BIOMASS CORPORATION
                                A/R Aging Summary
                             As of October 31, 2001

                                                Current        1 - 30         31 - 60      61 - 90        > 90           TOTAL
                                               -----------   ------------   ------------   ---------   -----------   --------------
A GROWING CONCERN                                    0.00           0.00           0.00    1,217.55      2,300.24         3,517.79
ALLIED                                          16,914.34     134,958.79      63,191.46        0.00          0.00       215,064.59
AMERICA CHUNG NAM                                1,155.00       2,805.00           0.00        0.00          0.00         3,960.00
ARBOR CARE                                         581.62         266.12           0.00        0.00          0.00           847.74
ASPLUNDH                                         3,490.14       1,479.39           0.00        0.00      5,369.92        10,339.45
BFI CENTRAL                                      4,167.82     113,574.65      61,060.00        0.00     62,273.05       241,075.52
BURRTEC                                         42,579.04           0.00           0.00        0.00          0.00        42,579.04
CALIFORNIA ARBORIST                                371.82         241.38         415.65      543.01      1,733.25         3,305.11
CLAREMONT                                       10,881.71           0.00           0.00        0.00          0.00        10,881.71
COAST                                           23,596.46     183,707.18           0.00        0.00          0.00       207,303.64
COMMERCE, CITY OF                                  184.08           0.00           0.00        0.00          0.00           184.08
COUNTY SANITATION LA                            76,542.39      34,941.57           0.00        0.00          0.00       111,483.96
CRT                                              4,360.00      24,735.00           0.00        0.00          0.00        29,095.00
DART                                             1,300.00       4,800.00           0.00        0.00          0.00         6,100.00
DMS LANDSCAPE SERVICES                             237.40           0.00           0.00        0.00          0.00           237.40
EDCO                                             2,434.44      26,666.88           0.00        0.00          0.00        29,101.32
JACKSON DISPOSAL                                   553.03         923.34         456.89        0.00          0.00         1,933.26
LANDSCAPE MANAGEMENT SERVICES                      723.26         212.88           0.00        0.00          0.00           936.14
LAWRENCE LANDSCAPE                                 217.05           0.00           0.00        0.00          0.00           217.05
MARIPOSA                                         2,353.90           0.00           0.00        0.00          0.00         2,353.90
MAYFIELD ENTERPRISES                                 0.00          32.70           0.00        0.00          0.00            32.70
MISSION LANSCAPING                               2,464.68           0.00           0.00        0.00          0.00         2,464.68
ORGANIC                                              0.00       2,560.00       3,760.00        0.00          0.00         6,320.00
PLANTS CHOICE                                      275.00       3,110.00       1,980.00      290.00          0.00         5,655.00
POTENTIAL                                       50,960.00      37,360.00           0.00        0.00          0.00        88,320.00
QUALITY                                         26,435.00      28,305.00      24,225.00       60.00        265.00        79,290.00
RAINBOW                                              0.00         230.00           0.00        0.00          0.00           230.00
SANTA FE SPRINGS                                    46.80           0.00           0.00        0.00          0.00            46.80
STONETREE LANDSCAPE                                884.65         475.27         115.05        0.00          0.00         1,474.97
SUNSET                                          68,957.14      69,514.51       2,804.90    5,170.74      8,900.00       155,347.29
TOTAL LANSCAPE MAINTENANCE                       1,371.13       1,603.47         624.17        0.00          0.00         3,598.77
URBAN TREE CARE, INC.                              287.82       1,862.96         374.90        0.00          0.00         2,525.68
WASTE CARSON                                         0.00           0.00      10,584.00        0.00          0.00        10,584.00
WASTE MANAGEMENT OF THE INLAND EMPIRE           49,869.44           0.00           0.00        0.00          0.00        49,869.44
WEST VALLEY MRF. LLC.                           18,495.15       4,159.28           0.00        0.00          0.00        22,654.43
WHITTIER                                         3,741.35       1,098.13           0.00        0.00          0.00         4,839.48

                             USA BIOMASS CORPORATION
                                A/R Aging Summary
                             As of October 31, 2001

                                                Current        1 - 30         31 - 60      61 - 90        > 90           TOTAL
                                               -----------   ------------   ------------   ---------   -----------   --------------

YUKON                                            6,786.73           0.00           0.00        0.00          0.00         6,786.73
                                               -----------   ------------   ------------   ---------   -----------   --------------
TOTAL                                          423,218.39     679,623.50     169,592.02    7,281.30     80,841.46     1,360,556.67
                                               ===========   ============   ============   =========   ===========   ==============

                             USA BIOMASS CORPORATION
                                   Taxes Paid
                         For the Month of October , 2001

  Type             Date          Num        Name                          Split                     Accrual      Disb      Balance
------------------------------------------------------------------------------------------------------------------------------------
2020-ACCRUED FEDERAL PAYROLL TAXES                                                                                         45,828.30
Check             10/03/2001    WIRE       SANWA BANK                    1003-SANWA PAYROLL TAXES              -23,060.71  22,767.59
Check             10/09/2001    WIRE       SANWA BANK                    1003-SANWA PAYROLL TAXES              -20,930.13   1,837.46
General Journal   10/12/2001    10-102                                   1002-SANWA PAYROLL         23,015.77              24,853.23
Check             10/15/2001    WIRE       SANWA BANK                    1003-SANWA PAYROLL TAXES              -22,961.50   1,891.73
General Journal   10/19/2001    10-103                                   1002-SANWA PAYROLL         22,918.46              24,810.19
Check             10/22/2001    WIRE       SANWA BANK                    1003-SANWA PAYROLL TAXES              -22,861.59   1,948.60
General Journal   10/26/2001    10-104                                   1002-SANWA PAYROLL         22,379.69              24,328.29
Check             10/26/2001    WIRE       SANWA BANK                    1003-SANWA PAYROLL TAXES              -22,333.80   1,994.49
General Journal   10/28/2001    10-109                                   2060-ACCRUED WAGES         21,971.73              23,966.22
Check             10/31/2001    WIRE       SANWA BANK                    1003-SANWA PAYROLL TAXES               -1,888.23  22,077.99
                                                                                                  ----------------------------------
Total 2020-ACCRUED FEDERAL PAYROLL TAXES                                                            90,285.65 -114,035.96  22,077.99
                                                                                                  ----------------------------------

2021-ACCRUED STATE PAYROLL TAXES                                                                                            6,276.96
Check             10/01/2001    1036       EMPLOYMENT DEVELOPMENT DEPT   1003-SANWA PAYROLL TAXES               -3,287.45   2,989.51
Check             10/07/2001    1037       EMPLOYMENT DEVELOPMENT DEPT   1003-SANWA PAYROLL TAXES               -2,915.27      74.24
General Journal   10/12/2001    10-102                                   1002-SANWA PAYROLL          3,235.60               3,309.84
Check             10/12/2001    1038       EMPLOYMENT DEVELOPMENT DEPT   1003-SANWA PAYROLL TAXES               -3,235.60      74.24
General Journal   10/19/2001    10-103                                   1002-SANWA PAYROLL          3,232.80               3,307.04
Check             10/22/2001    1039       EMPLOYMENT DEVELOPMENT DEPT   1003-SANWA PAYROLL TAXES               -3,232.80      74.24
General Journal   10/26/2001    10-104                                   1002-SANWA PAYROLL          3,098.24               3,172.48
Check             10/26/2001    1040       EMPLOYMENT DEVELOPMENT DEPT   1003-SANWA PAYROLL TAXES               -3,098.24      74.24
General Journal   10/28/2001    10-109                                   2060-ACCRUED WAGES          3,002.74               3,076.98
                                                                                                  ----------------------------------
Total 2021-ACCRUED STATE PAYROLL TAXES                                                              12,569.38  -15,769.36   3,076.98
                                                                                                  ----------------------------------

                               INSURANCE COVERAGE

                             AGENT                  COVERAGE                EXPIRATION                    PREMIUM
   CARRIER                   NAME                    AMOUNT                    DATE                     PAID TO DATE

State Fund                Andreini & Company         1,000,000                   9/23/02                  10/31/02

Penn America              Mark Novy                  1,000,000                  10/26/02                  10/31/02


Penn America              Mark Novy                    500,000                  10/26/02                  10/31/02

Clarendon                 Mark Novy                Comp & Collision               3/5/02                  10/31/02

Clarendon                 Mark Novy                  5,000,000                  10/27/02                  10/31/02
General Sec.